                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: PHILIP SERVICES CORPORATION               PETITION DATE:     06/02/03

                                                     CASE NUMBER: 03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JUNE     YEAR: 2003

                            [In Thousands of Dollars]

               MONTH                         JUN - 2003      JUL - 2003     AUG - 2003     SEP - 2003     OCT - 2003     NOV - 2003
               -----                         ----------      ----------     ----------     ----------     ----------     ----------

REVENUES (MOR-6)                             $   65,835      $       --     $       --     $       --     $       --     $       --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $     (514)     $       --     $       --     $       --     $       --     $       --
NET INCOME (LOSS) (MOR-6)                    $   (7,193)     $       --     $       --     $       --     $       --     $       --
PAYMENTS TO INSIDERS (MOR-9)                 $      363      $       --     $       --     $       --     $       --     $       --
PAYMENTS TO PROFESSIONALS (MOR-9)            $       --      $       --     $       --     $       --     $       --     $       --
TOTAL DISBURSEMENTS (MOR-7)                  $   54,399      $       --     $       --     $       --     $       --     $       --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE

                                            EXP.
                                            DATE
                                          --------
CASUALTY                   YES (X) NO ( ) 10 31 03
LIABILITY                  YES (X) NO ( ) 10 31 03
VEHICLE                    YES (X) NO ( ) 10 31 03
WORKER'S                   YES (X) NO ( ) 10 31 03
OTHER:                     YES (X) NO ( ) 11 30 03

ATTORNEY NAME:             John F. Higgins IV
FIRM:                      Porter & Hedges, L.L.P.
ADDRESS:                   700 Louisiana
ADDRESS:                   Suite 3500
CITY, STATE ZIP:           Houston, TX 77002-2764
TELEPHONE:                 713-226-0648

                                                                      CIRCLE ONE

Are all accounts receivable being collected within terms? YES   NO X

Are all post-petition liabilities, including taxes, being paid within terms?
YES X   NO

Have any pre-petition liabilities been paid? YES X   NO   If so, describe
PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE COURT (I.E.,
----------------------------------------------------------------------------
EMPLOYEES REIMBURSEMENTS, CRITICAL VENDORS, ETC.) WERE PAID.
------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES   NO X  If
so, describe FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO RECEIVE
------------------------------------------------------------------------------
CASH DEPOSITS
------------------------------------------------------------

Were any assets disposed of outside the normal course of business? YES   NO X

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments Current? YES X NO

What is the status of your Plan of Reorganization? PLAN IS BEING PREPARED.
                                                   -----------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED            /s/ Michael S. Taff
                                    -------------------------------------------
                                                (ORIGINAL SIGNATURE)

                  TITLE             V.P. and Corporate Controller
                                    -------------------------------------------



         MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                          FILING DATE
ASSETS                                    JUNE 2, 2003   JUN - 2003    JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003
------                                    ------------   ----------    ----------   ----------   ----------   ----------  ----------
CURRENT ASSETS:
   Cash                                    $   16,901    $   26,743
   Restricted Cash: Wells-Fargo Foothill       14,810        42,521
   Accounts Receivable, Net                   173,221       150,130
   Inventory: Lower of Cost or Market          23,253        20,153
   Other                                       36,234        34,156
                                           ----------    ----------    ----------   ----------   ----------   ----------  ----------
TOTAL CURRENT ASSETS                          264,419       273,703            --           --           --           --          --
                                           ==========    ==========    ==========   ==========   ==========   ==========  ==========
Property, Plant and Equipment at Cost         266,624       268,749
Less: Accumulated Depreciation                (91,313)      (93,752)
                                           ----------    ----------    ----------   ----------   ----------   ----------  ----------
Net Book Value of Property, Plant
  and Equipment                               175,311       174,997            --           --           --           --          --
                                           ==========    ==========    ==========   ==========   ==========   ==========  ==========
Other Long-Term Assets                         22,015        22,824
                                           ----------    ----------    ----------   ----------   ----------   ----------  ----------
TOTAL ASSETS                               $  461,745    $  471,524    $       --   $       --   $       --   $       --  $       --
                                           ==========    ==========    ==========   ==========   ==========   ==========  ==========

         MOR-2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                        FILING DATE
LIABILITIES AND OWNER'S EQUITY          JUNE 2, 2003   JUN - 2003    JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
------------------------------          ------------   ----------    ----------   ----------   ----------   ----------   ----------

LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)      $       --    $   30,751    $       --   $       --   $       --   $       --   $       --
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========
  PRE-PETITION LIABILITIES:
      Secured Term Note Payable             170,905       170,905                         --           --           --           --
      Secured PIK Notes Payable             131,458       131,458
      Unsecured PIK Notes Payable            50,506        50,674
      Revolver Note Payable                  50,282        50,282
      Other Notes Payable                     5,333         5,810
      Trade Accounts Payable                 73,028        71,020
      Other Accrued Liabilities              87,982        75,776
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
  PRE-PETITION LIABILITIES                  569,494       555,925            --           --           --           --           --
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
TOTAL LIABILITIES                           569,494       586,676            --           --           --           --           --
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========

STOCKHOLDER'S EQUITY (DEFICIT):
  Pre-Petition Stockholder's
       Equity / (Deficit)                  (107,749)     (107,959)           --           --           --           --           --
  Post-Petition Retained
       Earnings / (Loss)                         --        (7,193)           --           --           --           --           --
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)     (107,749)     (115,152)           --           --           --           --           --
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========
TOTAL LIABILITIES & OWNER'S EQUITY          461,745       471,524            --           --           --           --           --
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========


         MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]

                                           JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003
                                           ----------    ----------    ----------    ----------    ----------    ----------

Trade Accounts Payable (a)                 $   13,607
Accrued Liabilities                            14,373
Intercompany Payable / (Receivable)             2,771
Secured Debt Post-Petition                         --
                                           ----------    ----------    ----------    ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   30,751    $       --    $       --    $       --    $       --    $       --
                                           ==========    ==========    ==========    ==========    ==========    ==========

(a) Trade accounts payable also includes manually accrued accounts payable invoices.

         MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

            MONTH                    JUN - 2003     JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV-03
            -----                    ----------     ----------    ----------    ----------    ----------    ----------

0-30                                 $   86,394     $       --    $       --    $       --    $       --    $       --
31-60                                    28,754                           --            --            --            --
61-90                                    12,698                           --            --            --            --
91 +                                     33,347                           --            --            --            --
                                     ----------     ----------    ----------    ----------    ----------    ----------
Gross Trade Accounts Receivable         161,193             --            --            --            --    $       --
Less: Bad Debt Reserve                  (18,348)            --            --            --            --            --
                                     ----------     ----------    ----------    ----------    ----------    ----------
Net Trade Accounts Receivable           142,845             --            --            --            --    $       --
Other Accounts Receivable                 7,285             --            --            --            --            --
                                     ----------     ----------    ----------    ----------    ----------    ----------
Accounts Receivable, net             $  150,130     $       --    $       --    $       --    $       --    $       --
                                     ==========     ==========    ==========    ==========    ==========    ==========

         MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]

                                                                                                                           FILING
                MONTH                     JUN - 2003    JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003    TO DATE
                -----                     ----------    ----------   ----------   ----------   ----------   ----------   ----------

REVENUES (MOR-1)                          $   65,835                                                                     $   65,835
TOTAL COST OF REVENUES                        57,077                                                                         57,077
GROSS PROFIT                              $    8,758    $       --   $       --   $       --   $       --   $       --   $    8,758
OPERATING EXPENSES:
  Selling & Marketing                     $    1,090                                                                     $    1,090
  General & Administrative                     5,070                                                                          5,070
  Professional Fees                            3,112                                                                          3,112
  Other (attach list)                             --                                                                             --
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------

TOTAL OPERATING EXPENSE                   $    9,272    $       --   $       --   $       --   $       --   $       --   $    9,272
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)       $     (514)   $       --   $       --   $       --   $       --   $       --   $     (514)
INTEREST EXPENSE                               1,078                                                                          1,078
DEPRECIATION                                   2,441                                                                          2,441
OTHER (INCOME) EXPENSES  (a)                    (389)                                                                          (389)
DISCONTINUED OPERATIONS (INCOME) / LOSS        3,846                                                                          3,846
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
TOTAL INT, DEPR & OTHER ITEMS             $    6,976    $       --   $       --   $       --   $       --   $       --   $    6,976
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========
NET INCOME BEFORE TAXES                   $   (7,490)   $       --   $       --   $       --   $       --   $       --   $   (7,490)
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
INCOME TAXES                                    (297)                                                                          (297)
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS) (MOR-1)                 $   (7,193)   $       --   $       --   $       --   $       --   $       --   $   (7,193)
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========

(a) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.


         MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                                 [In Thousands]

CASH RECEIPTS AND                                                                                                     FILING
DISBURSEMENTS                         JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003    TO DATE
-----------------                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

1.  CASH-BEGINNING OF MONTH per
    VS report                             16,901           --           --           --           --           --       16,901
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========
RECEIPTS:
2.  Industrial Services Group             39,828           --                                                           39,828
3.  PSD Group                              4,884           --                                                            4,884
4.  Metals Group                          42,830           --                                                           42,830
5.  Corporate                                 --           --                                                               --
6.  Bank Clearings                            --           --                                                               --
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL RECEIPTS                            87,542           --           --           --           --           --       87,542
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========

DISBURSEMENTS:
7.  A/P DISBURSEMENTS:
8.  Industrial Services Group             11,018           --                                                           11,018
9.  PSD Group                                867           --                                                              867
10. Metals Group                          19,952           --                                                           19,952
11. Corporate                              3,827           --                                                            3,827
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
12. TOTAL A/P DISBURSEMENTS               35,664           --           --           --           --           --       35,664
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========
13. PAYROLL DISBURSEMENTS:
14. Industrial Services Group             12,779           --                                                           12,779
15. PSD Group                              2,501           --                                                            2,501
16. Metals Group                           2,295           --                                                            2,295
17. Corporate                              1,160           --                                                            1,160
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
18. TOTAL PAYROLL DISBURSEMENTS           18,735           --           --           --           --           --       18,735
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS       54,399           --           --           --           --           --       54,399
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========

19. PROFESSIONAL FEES                         --           --                                                               --
20. U.S. TRUSTEE FEES                         --           --                                                               --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                             --           --                                                               --
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS                       54,399           --           --           --           --           --       54,399
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========
22. CLEARING INFLOWS (OUTFLOWS)            4,411           --           --           --           --           --        4,411
23. NET CASH FLOW                         37,554           --           --           --           --           --       37,554
24. RESTRICTED CASH DUE FROM
    WELLS FARGO FOOTHILL                  27,712           --           --           --           --           --       27,712
25. CASH - END OF MONTH (MOR-2)           26,743           --           --           --           --           --       26,743
                                      ==========   ==========   ==========   ==========   ==========   ==========   ==========

         MOR-7                      *Applies to Individual debtor's only.

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]


                                         BOOK             BANK
                                        BALANCE          BALANCE       DIFFERENCE
                                      -----------      -----------     -----------
Industrial Services Group             $     8,314      $       344     $     7,970
Project Services Group                       (769)               5            (774)
Metals Services Group                       2,136            1,161             975
Corporate                                  17,062           13,055           4,007
                                      -----------      -----------     -----------
    Total Cash                        $    26,743      $    14,565     $    12,178
                                      ===========      ===========     ===========

         MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                                        FILING
     PROFESSIONALS: NAME          JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003     TO DATE
     -------------------          ----------    ----------    ----------    ----------    ----------    ----------    ----------

  1 NONE                                  --                                                                                  --
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL PROFESSIONALS (MOR-1)       $       --    $       --    $       --    $       --    $       --    $       --    $       --
                                  ==========    ==========    ==========    ==========    ==========    ==========    ==========

                                                                                                                        FILING
     INSIDERS: NAME               JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003     TO DATE
     --------------               ----------    ----------    ----------    ----------    ----------    ----------    ----------

   1 Michael Taff                 $       32                                                                          $       32
   2 David Andrews                        30                                                                                  30
   3 Robert Lewis                         30                                                                                  30
   4 Robert Millstone                     25                                                                                  25
   5 Donald Forlani                       23                                                                                  23
   6 Michael Ramirez                      21                                                                                  21
   7 Robert Knauss                        18                                                                                  18
   8 Robert Card                          17                                                                                  17
   9 Brian Recatto                        16                                                                                  16
  10 John Rent                            16                                                                                  16
  11 Douglas McSorley                     13                                                                                  13
  12 James Boggs                          12                                                                                  12
  13 James Jacko                          10                                                                                  10
  14 Vince Gentile                         8                                                                                   8
  15 Deborah Huston                        8                                                                                   8
  16 Linda Bogdanovic                      8                                                                                   8
  17 Steve Forystek                        8                                                                                   8
  18 James Lanclos                         7                                                                                   7
  19 Felix Pardo                           7                                                                                   7
  20 Phillip Thurston                      7                                                                                   7
  21 Michael Stineman                      7                                                                                   7
  22 Harold First                          6                                                                                   6
  23 Gerald Francis                        6                                                                                   6
  24 Robert Mitchell                       6                                                                                   6
  25 Roger Sheidler                        6                                                                                   6
  26 Jerry Leslie                          5                                                                                   5
  27 Edmund Frost                          4                                                                                   4
  28 Stanley Norman                        4                                                                                   4
  29 Melissa Materna                       3                                                                                   3
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
TOTAL INSIDERS (MOR-1)            $      363    $       --    $       --    $       --    $       --    $       --           363
                                  ==========    ==========    ==========    ==========    ==========    ==========    ==========

         MOR-9